Exhibit 10.1

            Consent of Independent Registered Public Accounting Firm


We consent to the incorporation by reference in the Registration Statements on Form S-8 (Registration No. 333-12586, 333-13786, 333-14142, 333-83914,
333-104070 and 333-121229) of our report dated February 7, 2005, with respect to the consolidated financial statements of Alvarion Ltd. included in this annual report on Form 20-F for year ended December 31, 2004.


                                               /s/ KOST, FORER GABBAY & KASIERER
                                               ---------------------------------
                                               A Member of Ernst & Young Global

Tel-Aviv, Israel

20 June, 2005